                                                                   EXHIBIT 10.3


                       FOURTH AMENDMENT TO LEASE AGREEMENT
                      AND AMENDMENT TO INCIDENTAL DOCUMENTS

         THIS FOURTH AMENDMENT TO LEASE AGREEMENT AND AMENDMENT TO INCIDENTAL DOCUMENTS (this "Amendment") is entered into as of May 11, 2000, by and among
(i) HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"); (ii) HPT SUITE PROPERTIES TRUST, a Maryland real estate investment trust (the "Landlord"); (iii) SHOLODGE, INC., a Tennessee corporation, ("Sho"); and (iv) SUITE TENANT, INC., a Tennessee corporation (the "Tenant").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of October 24, 1997 (the "Original Purchase Agreement"), and an Agreement to Lease, dated as of October 24, 1997 (the "Original Agreement to Lease"), HPT acquired from Sho and certain of its affiliates certain hotel properties and the Landlord and the Tenant entered into a Lease Agreement, dated as of November 19, 1997 (the "Original Lease"); and

         WHEREAS, pursuant to a Purchase and Sale Agreement dated June 29, 1999 (the "Second Purchase Agreement") and an Agreement to Lease of even date therewith (the "Second Agreement to Lease"), Landlord acquired from Sho and certain of its affiliates certain hotel properties and Landlord and Tenant amended the Original Lease to, inter alia, add such properties to the Leased Property; and

         WHEREAS, the obligations of the Tenant under the Original Lease, as amended by the First Amendment to Lease Agreement, dated as of March 5, 1999, the Second Amendment to Lease and First Amendment to Incidental Documents, dated as of June 29, 1999 (the "Second Amendment"), and the Third Amendment to Lease Agreement dated as of March 3, 2000 (as so amended, the "Lease") are secured and guaranteed by certain undertakings and agreements of Sho and the Tenant pursuant to the Incidental Documents (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Lease); and

         WHEREAS, on the date hereof, the Landlord is acquiring from Sho and certain of its affiliates four additional Sumner Suites hotels pursuant to a Purchase and Sale Agreement dated as of the date hereof (the "New Purchase Agreement"); and

         WHEREAS, pursuant to the New Purchase Agreement and an Agreement to Lease, dated as of the date hereof (the "New Agreement to Lease"), the parties wish to amend certain terms and conditions of the Lease and Incidental Documents to subject such additional Sumner Suites hotel properties to the terms and conditions thereof, all as more particularly set forth herein; and

         WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to Sho;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The definition of "Applicable Percentage" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

         "Applicable Percentage" shall mean (i) with respect to the Properties described in Exhibit A-1 through A-14, (a) three percent (3%) with respect to the 1998 Fiscal Year; (b) four percent (4%) with respect to the 1999 Fiscal Year; and (c) five percent (5%) with respect to each Fiscal Year thereafter during the Term; (ii) with respect to the Properties located in Colorado Springs, Colorado and Overland Park, Kansas, (a) four percent (4%) with respect to any portion of the 1999 Fiscal Year occurring during the Term and (c) five percent (5%) with respect to each Fiscal year thereafter during the Term; (iii) with respect to the Properties located in Charlotte, North Carolina, Alpharetta, Georgia, Irving, Texas and Dulles/Sterling, Virginia, (a) three percent (3%) with respect to any portion of the 1999 Fiscal Year occurring during the Term;
(b) four percent (4%) with respect to the 2000 Fiscal Year; and (c) five percent (5%) with respect to each Fiscal Year thereafter during the Term; (iv) with respect to the Properties located in Pine Knoll Shores, North Carolina and Indianapolis, Indiana, (a) four percent (4%) with respect to any portion of the 2000 Fiscal Year occurring during the Term; and (b) (5%) with respect to any portion of a Fiscal Year occurring thereafter during the Term; and (v) with respect to the Properties located in Kansas City, Missouri and Orlando, Florida,
(a) three percent (3%) with respect to any portion of the 2000 Fiscal Year occurring during the Term; (b) four percent (4%) with respect to the 2001 Fiscal Year; and (c) five percent (5%) with respect to each Fiscal Year thereafter during the Term.

         2. The definition of "Base Year" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

            "BASE YEAR" shall mean (i) with respect to each Property described in Exhibit A-1 through A-14 other than any Property located in Arizona, the 1998 Fiscal Year; (ii) with respect to each Property described in Exhibit A-1 through A-14 and located in Arizona, the thirteen (13) Accounting Periods commencing July 13, 1998; (iii) with respect to each Property described in Exhibit A-15 through A-20, the 2000 Fiscal Year, and (iv) with respect to each Property described in Exhibit A-21 through A-24, the twelve (12) months, commencing July 1, 2000.

         3. The definition of "Minimum Rent" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

            "MINIMUM RENT" shall mean an amount equal to One Million Nine Hundred Sixty-Seven Thousand Three Hundred Twenty-Three Dollars ($1,967,323) per Accounting Period.

         4. The definition of "Purchase Agreement" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

            "PURCHASE AGREEMENT" shall mean, collectively, the Purchase and Sale Agreement, dated as of October 24, 1997, the Purchase and Sale Agreement, dated as of June 29, 1999, and the Purchaser and Sale Agreement, dated as of May 11, 2000, as they may be amended, restated, supplemented or otherwise modified from time to time.

         5. The definition of "Retained Funds" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

            "RETAINED FUNDS" shall mean a cash amount equal to Twenty-Five Million Five Hundred Seventy-Five Thousand Two Hundred Dollars ($25,575,200).

         6. Exhibit A to the Lease is hereby amended by adding Exhibits A-21 through A-24 attached hereto as Exhibit A at the end thereof and all references in the Lease to "Exhibit A-1 through A-20" are hereby amended to refer to "Exhibit A-1 through A-24".

         7. Exhibit B to the Lease is hereby deleted in its entirety and Exhibit B to this Amendment inserted in its place.

         8. Exhibit C to the Lease is hereby deleted and Exhibit C to this Amendment inserted in its place.

         9. Notwithstanding anything to the contrary set forth in the Lease, the first Officer's Certificate and audit of the properties under the New Purchase Agreement shall not be required until April 30, 2001.

         10. Section 10(b) of the Guaranty is hereby amended by deleting the dollar amount "Twenty-Eight Million Five Hundred Thousand Dollars ($28,500,000)" appearing therein and inserting the dollar amount "Thirty-Four Million Fifteen Thousand Dollars ($34,015,000)" in its place.

         11. The Security Agreement is hereby amended by adding Exhibits A-21 through A-24 attached hereto as Exhibit A at the end thereof and all references in the Security Agreement to "Exhibit A-1 through A-20" are hereby amended to refer to "Exhibit A-1 through A-24".

         12. All references in the Lease to the Incidental Documents are hereby amended to refer to the Incidental Documents as amended from time to time in accordance with their terms.

         13. Each of the Incidental Documents is hereby amended so that each reference therein to the Lease, the Original Purchase Agreement, the Second Purchase Agreement, the Original Agreement to Lease, the Second Agreement to Lease or to any other Incidental Document shall mean the Lease, such Original Purchase Agreement, such Second Purchase Agreement and such Incidental Document as amended by this Amendment and shall include the New Purchase Agreement and the New Agreement to Lease.

         14. The Tenant and Sho represent and warrant that no Default or Event of Default has occurred and is continuing under the Lease or any other Incidental Document.

         15. As amended hereby the Lease and the Incidental Documents shall remain in full force and effect in accordance with their respective terms and provisions.

         16. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         17. Tenant and Sho agree, jointly and severally, to reimburse HPT and Landlord for all reasonable fees and expenses, including without limitation, legal fees and expenses, incurred by HPT and Landlord in connection with the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.


                                 HOSPITALITY PROPERTIES TRUST


                                 By: /s/ John G. Murray
                                         Its President



                                 HPT SUITE PROPERTIES TRUST


                                 By: /s/ John G. Murray
                                         Its President



                                 SHOLODGE, INC.


                                 By: /s/ Leon Moore
                                         Its President



                                 SUITE TENANT, INC.


                                 By: /s/ Leon Moore
                                         Its President

                                    EXHIBIT A

                     EXHIBITS A-21 THROUGH A-24 OF THE LEASE

                             [See attached copies.]

                                    EXHIBIT B

                              RESTRICTED TRADE AREA


Property                                                Area
--------                                                ----
Tampa, FL                                              3 miles
San Antonio, Riverwalk, TX                             3 miles
Fort Wayne, IN                                         10 miles
Albuquerque, NM                                        3 miles
El Paso, TX                                            3 miles
Hendersonville, TN                                     5 miles
Cumberland, GA                                         3 miles
Gwinett, GA                                            3 miles
Columbus, OH                                           3 miles
Atlanta Airport, GA                                    3 miles
Dallas, Galleria, TX                                   3 miles
Austin, TX                                             5 miles
Tempe, AZ                                              3 miles
Tucson, AZ                                             3 miles
Overland Park, KS                                      3 miles
Dulles Airport/Sterling, VA                            3 miles
Charlotte, NC                                          5 miles
Colorado Springs, CO                                   5 miles
Las Colinas/Irving, TX                                 5 miles
Alpharetta, GA                                         3 miles
Pine Knoll Shores, NC                                  5 miles
Indianapolis, IN                                       5 miles
Kansas City, MO                                        5 miles
Orlando, FL                                            5 miles

                                    EXHIBIT C

                           ALLOCATION OF MINIMUM RENT


Property                             Allocable Rent Per Accounting Period
--------                             ------------------------------------
Tampa, FL                                         $ 33,168
San Antonio, Riverwalk, TX                         108,706
Fort Wayne, IN                                      74,560
Albuquerque, NM                                     88,600
El Paso, TX                                         70,376
Tempe, AZ                                           77,446
Tucson, AZ                                          65,657
Hendersonville, TN                                  57,782
Cumberland, Smyrna, GA                              73,835
Gwinett, Duluth, GA                                 87,156
Columbus, OH                                       103,195
Atlanta Airport, GA                                 79,360
Dallas, Galleria, TX                                86,074
Austin, TX                                          71,008
Overland Park, KS                                   95,631
Dulles Airport/Sterling, VA                         98,215
Charlotte, NC                                       87,877
Colorado Springs, CO                                94,769
Las Colinas/Irving, TX                              94,769
Alpharetta, GA                                      88,739
Pine Knoll Shores, NC                               73,231
Indianapolis, IN                                    81,415
Kansas City, MO                                     84,431
Orlando, FL                                         91,323

